MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-4
June 1, 2002 through June 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					623,577,323.62
B.	Level Pay Pool Balance of the Initial Rec		574,469,269.18
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		49,108,054.44
D.	Notes
	1.	Class A-1
		a.	Initial Balance				49,900,000.00
		b.	Note Interest Rate			2.01000%
		c.	Noteholders' Final Sched Pmt Date	16-Dec-02
	2.	Class A-2
		a.	Initial Balance				138,000,000.00
		b.	Note Interest Rate			2.8900%
		c	Noteholders' Final Sched Pmt Date	15-Nov-04
	3.	Class A-3
		a.	Initial Balance				145,000,000.00
		b.	Note Interest Rate			3.9700%
		c.	Noteholders' Final Sched Pmt Date	15-Mar-06
	4.	Class A-4
		a.	Initial Balance				197,200,000.00
		b.	Note Interest Rate			4.9200%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-07
	5.	Class B
		a.	Initial Balance				40,066,000.00
		b.	Note Interest Rate			4.8400%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-08
E.	Certificates Initial Balance				46,231,816.25
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		9.575%
H.	Wtd Avg Original Term to Maturity  (WAOM) of
	the Initial Rec						59.00
I.	Wtd Avg Remaining Term to Maturity (WAM) of
	the Initial Rec						58.00
J.	Number of Initial Receivables				24,273
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	6,163,978.16
	3.	Specified Reserve Balance Percentage		2.25%
L.	Yield Supplement Account Deposit on the Closing Date	14,448,157.02
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						7,179,507.37
N.	Adjusted Principal Balance of Initial Receivables	616,397,816.25

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					564,745,070.01
B.	Level Payment Pool Balance				517,404,934.19
C.	Last Scheduled Payment Pool Balance			47,340,135.82
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		131,138,260.19
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		145,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		197,200,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		39,493,483.41
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					46,231,816.25
F.	Reserve Account Balance					7,756,461.76
G.	Yield Supplement Account Balance			4,875,038.71
H.	Payahead Account Balance				208,381.63
I.	Yield Supplement Over Collatralization Balance 		5,681,510.16
J.	Deferred Receivables					324,099,217.43
K.	Cumulative Losses for All Prior Periods			2,208,334.27
L.	Weighted Average Coupon (WAC)				9.560%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	56.44
N.	Number of Contracts					22,648
O.	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			873,340.85
	2.	Prepayments in Full				144,833.58
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		937,761.33
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				13,592.24
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			13,592.24
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				11,496,087.34
	2.	Collected Principal				11,495,652.39
	3.	Collected Interest				1,405,497.61
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				113,154.53
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		113,154.53
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			968,378.65
	2.	Specified Yield Supplement Account Balance	3,783,301.77
G.	Yield Supplement Over Collateralization			5,446,621.71
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				65,543.35
		b.	Current Month Actuarial Advances 	78,941.82
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				24,211.86
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)				120,273.31
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled
			Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				54,729.96
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(54,647.87)
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			153,733.76
J.	Rule of 78s Payment					0.01
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						9.533%
L.	Weighted Average Remaining Maturity (WAM)		56.07
M.	Remaining Number of Receivables				22,200
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	586 	2.64%		14,227,981.34 	2.59%
	2.	60-89 Days
		Delinquent	163 	0.73%		3,865,378.92 	0.70%
	3.	90 Days or more
		Delinquent	81 	0.36%		1,924,132.30 	0.35%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	79 			1,946,985.30
	2.	Loans Defaulted During
		the Month	95
	3.	Level Payment Principal Balance of
		Defaulted Receivables				1,890,547.29
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				471,134.82
	5.	Level Payment Liquidation Proceeds		643,628.28
	6.	Last Scheduled Payment Liquidation Proceeds	7,204.20
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				138,986.08
P.	Pool Balances
	1.	Total Pool Balance				549,742,379.36
	2.	Level Pay Pool Balance				503,000,125.13
	3.	Last Scheduled Payment Pool Balance		46,742,254.23
	4.	Deferred Receivables				299,268,380.86
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			9,057.10
B.	Collection Account Investment Income			16,623.69
C.	Payahead Account Investment Income			229.97
D.	Yield Supplement Account Investment Income		6,357.52

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 				937,761.33
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			11,495,652.39
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			1,405,497.61
								13,838,911.33

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					126,746.77
C.	Net Change in Payahead Account Balance 			54,647.87
D.	Net Liquidation Proceeds and Recoveries Received 	789,818.56
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			(0.01)
G.	Net Servicer Advances/(Reimbursements) 			54,729.96
I.	Yield Supplement Amount 				968,378.65
J.	Available Funds						15,833,233.13

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			14,767,802.20
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		14,767,802.20
B.	Total Required Payment
	1.	Total Servicing Fee  				0.00
	2.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				315,824.64
		c. 	Class A-3 				479,708.33
		d.	Class A-4				808,520.00
		e.	Class B 				159,290.38
		f.	Total Accrued Note Interest		1,763,343.35
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,630,524.80
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				1,137,277.40
		f.	Total Principal Distribution Amount	14,767,802.20
	4.	Total Required Payment 				16,531,145.55
	5.	Available Funds					15,833,233.13
	6.	Reserve Account TRP Draw Amount			697,912.42
	7.	Total Available Funds				16,531,145.55
C.	Current Period Payments
	1.	Servicing Fee paid				-
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				315,824.64
		c. 	Class A-3 				479,708.33
		d.	Class A-4				808,520.00
		e.	Class B					159,290.38
		f.	Total Interest Paid			1,763,343.35
	3.	Remaining Available Funds			14,767,802.20
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,630,524.80
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					1,137,277.40
		f.	Total Principal Payments		14,767,802.20
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		7,756,461.76
	2.	Plus: Reserve Account Investment Income		9,057.10
	3.	Less: Reserve Account Advance Draw Amount	0.00
	4.	Less: Reserve Account TRP Draw Amount		697,912.42
	5.	Reserve Account Balance before Deposit
		to Reserve Account				7,067,606.44
	6.	Specified Reserve Account Balance		13,868,950.87
	7.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		6,801,344.43
	8.	Funds Available for Deposit to Reserve
		Account						0.00
	9.	Amount Deposited to Reserve Account		0.00
	10.	Reserve Account Investment Income
		Released to Seller				0.00
	11 	Ending Reserve Account Balance			7,067,606.44
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					16,531,145.55

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	564,745,070.01 		549,742,379.36
	2.	Total Pool Factor	0.9056536		0.8815946
	3.	Level Pmt Pool Bal	517,404,934.19 		503,000,125.13
	4.	Level Pmt Pool Factor	0.9006660		0.8755910
	5.	Last Sched Pmt Pool
		Bal			47,340,135.82 		46,742,254.23
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	131,138,260.19 		117,507,735.39
		c. 	Class A-3 	145,000,000.00 		145,000,000.00
		d.	Class A-4	197,200,000.00 		197,200,000.00
		e.	Class B		39,493,483.41 		38,356,206.01
		e.	Total		512,831,743.60 		498,063,941.40
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.9502772		0.8515053
		c. 	Class A-3 	1.0000000		1.0000000
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		0.9857107		0.9573256
	8.	Certificate Balance	46,231,816.25 		46,231,816.25
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	559,063,559.85		544,295,757.65
	11.	Yield Supplement Over
		Collatralization	5,681,510.16		5,446,621.71

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		9.560% 			9.533%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	56.44 			56.07
	3.	Remaining Number of
		Receivables		22,648 			22,200


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			1,710,849.63
B.	Realized Losses for Collection Period
	Less Recoveries						1,571,863.55
C.	Cumulative Losses for all Periods  			3,780,197.82
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	586 	2.64%		14,227,981	2.59%
	2.	60-89 Days
		Delinquent	163 	0.73%		3,865,379	0.70%
	3.	90 Days or more
		Delinquent	81 	0.36%		1,924,132	0.35%
	4.	Vehicles Repossessed
		During Collection
		Period		79 	0.35%		1,946,985


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		1.82%
	2.	Preceding Collection Period			2.13%
	3.	Current Collection Period 			3.64%
	4.	Three Month Average 				2.53%

B.	Annualized Net Loss					3.34%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		0.63%
	2.	Preceding Collection Period			0.82%
	3.	Current Collection Period 			1.03%
	4.	Three Month Average 				0.82%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			14,755,476.66
	2.	Yield Supplement Amount from MMCA		968,378.65
	4 	Net Servicer Advances (if positive) 		54,729.96
	5 	Reserve Account Draw for Total
		Required Payment 				697,912.42
	6 	Deposit from Payahead Account  			54,647.87
	7 	Collection Account Investment Income  		16,623.69
	8 	Total Transfers Into Collection Account		16,547,769.25
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			0.00
		b.	Rule of 78's Payment			0.01
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				0.01

	2.	Total Required Payment Distributed (Net
		of Total Servicing Fee)				16,531,145.55
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			0.00
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	16,623.69
		c.	Total to Certificate
			Distribution Account			16,623.69
	6.	Total Transfers from Collection Account		16,547,769.25

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			7,756,461.76
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		9,057.10
	3.	Total Transfers Into Reserve Account		9,057.10
C.	Total Transfers In and Beginning Balance		7,765,518.86
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve
		Account Advance Draw Amount			0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		697,912.42
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		697,912.42
E.	Ending Balance						7,067,606.44
F.	Total Distributions and Ending Balance			7,765,518.86

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			208,381.63
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		229.97
	3.	Transfer from Pre-Funding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		229.97
C.	Total Transfers In and Beginning Balance		208,611.60
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	54,647.87
	2.	Transfer Investment Income to Servicer 		229.97
	3.	Total Transfers From Payahead Account		54,877.84
E.	Payahead Account Ending Balance 			153,733.76
F.	Total Distributions and Ending Balance			208,611.60

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		4,875,038.71
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	6,357.52
	2.	Total Transfers Into Yield Supplement Account	6,357.52
C.	Total Transfers and Beginning Balance  			4,881,396.23
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	6,357.52
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	1,091,736.94
	4.	Total Transfers From Yield Supplement Account	1,098,094.46
E.	Specified Yield Supplement Account Ending Balance 	3,783,301.77
F.	Total Distributions and Ending Balance			4,881,396.23

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from Collection
		Account						16,531,145.55
	2.	Total Transfers Into Note Payment Account	16,531,145.55
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,946,349.44
		c. 	Class A-3 				479,708.33
		d.	Class A-4				808,520.00
		e.	Class B					1,296,567.78
		f.	Total Payments to Noteholders		16,531,145.55
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			16,531,145.55

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account				0.00
	2.	Collection Account Investment Income		16,623.69
	3.	Total Transfers into Certificate
		Distribution Account				16,623.69
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			16,623.69
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			16,623.69

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				16,531,145.55
	2.	To Servicer (MMCA) 				0.01
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		16,623.69
	6.	Total Distributions From Collection Account	16,547,769.25

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				54,647.87
	2.	Investment Income to Servicer (MMCA) 		229.97
	3.	Total Distributions From Payahead Account	54,877.84

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		6,357.52
	3.	Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	1,091,736.94
	4.	Total Distributions From Yield
		Supplement Account				1,098,094.46

E.	Total Distributions From All Accounts			17,700,741.55
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				16,531,145.55
	2.	Servicer (MMCA)					229.98
	3.	Seller (MART)					1,098,094.46
	4.	Collection Account 				54,647.87
	5.	Certificate Distribution Account		16,623.69
	6.	Reserve Account					0.00
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		17,700,741.55